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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                               February 8, 1999

                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)

    New Jersey                     1-1-432                      22-2429994
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                  Identification
incorporation)                                                 Number)

                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: 732-676-1200







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         (Former name or former address, if changed from last report)




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  Item 5.  Other Events
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    Roberts Pharmaceutical Corporation announced today that its new late-stage development product, designated RLO903, targets the treatment of prostate cancer in the United States, Canada and Europe, a market estimated at over $2 billion. The Company stated that RL0903 greatly enriches their development pipeline.

    Roberts acquired rights from Hydro Med Sciences to a patented hydrogel implant delivery technology for use in the Phase III development of a LHRH agonist for the hormonal treatment of prostate cancer. In consideration of milestone payments and royalties on future sales, Roberts received exclusive rights to develop and market this LHRH-Hydrogel implant for the U.S., Canada and Europe.

    The LHRH agonist, a Roberts' therapeutic, is a synthetic gonadrotropic hormone releasing factor agonist that, due to its long-term inhibition of pituitary release of gonadotropins, can block both ovarian and testicular function. The hydrogel implant employs a proprietary technology that delivers therapeutic agents at a controlled, constant release rate for up to a year. It is a retrievable subcutaneous implant that can be inserted in a physician's office using a local anesthetic.

   The LHRH-Hydrogel Implant offers potentially significant benefits over standard drug therapies for prostate cancer that employ gonadrotropin hormone releasing agonists and involve administration regimens ranging from low-dosage daily injections to high-dosage implants or depot injections of 3 to 4 months duration. The LHRH-Hydrogel Implant should have distinct advantages by providing a more potent, reliable administration of smaller amounts of therapeutic agent over a longer time.

   Separately, Roberts stated that year-end 1998 results will soon be announced and the Company expects that in the fourth quarter of the year it will have achieved, by a wide margin, a record level of revenues.



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                                     - 3 -

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ROBERTS PHARMACEUTICAL CORPORATION
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                                                (Registrant)



Date: February 9, 1999               /s/ Anthony A. Rascio
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                                      Anthony A. Rascio
                                      Vice President
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                                     - 4 -



FORWARD LOOKING STATEMENTS

     Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.